EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 2 to the Quarterly Report on Form 10-Q of Newcourt Acquisition Corp. (the “Company”) for the six months ended June 30, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Jurgen van de Vyver, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: September 19, 2023

By:	/s/ Jurgen van de Vyver
Jurgen van de Vyver
Chief Financial Officer
(Principal Financial and Accounting Officer)